UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2008

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

First M & F Corporation announced in a press release today that Chairman and Chief Executive Officer Hugh S. Potts, Jr. will present at the Keefe, Bruyette & Woods Community Bank Investor Conference on Wednesday, July 30, 2008. The First M&F Corporation presentation will be at approximately 11:30 A.M. (EST). The webcast will be available on the Company’s website at www.mfbank.com. A copy of the press release is attached as Exhibit 99.1. The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits Exhibit No. Description 99.1 Press Release dated July 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: July 24, 2008
/s/ John G. Copeland

Name: John G. Copeland Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.  Exhibit

99.1         Press release dated July 24, 2008